DIVIDEND GROWTH TRUST

Rising Dividend Growth Fund
Class A
Class C
Class I

Supplement to the Summary Prospectus dated July 6, 2011

Supplement dated December 14, 2011

Effective December 9, 2011, Ms. Ying Wang will become part of the portfolio management team of the Rising Dividend Growth Fund.  The disclosure under Portfolio Management – Portfolio Management Team is supplemented as follows:

•	Ying Wang, Portfolio Manager of the Fund since December 9, 2011.